UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 14, 2006

CepTor Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32496	11-2897392
(Commission File Number)	(IRS Employer Identification No.)

200 International Circle, Suite 5100 Hunt Valley, Maryland	21030-1350
(Address of Principal Executive Offices)	(Zip Code)

(410) 527-9998

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On September 14, 2006, CepTor Corporation (the ‘‘Company’’) issued a press releasing announcing that it entered into a Letter of Intent with Ferring International Center, S.A. (‘‘Ferring’) with respect to a proposed divesture of Ferring’s rights and interests with respect to recombinant human copper zinc superoxide dismutase (‘‘r-h CuZnSOD’’ or ‘‘SOD’’). The closing of the proposed divesture is subject to the Company’s completion of due diligence, the execution of a definitive agreement between the Company and Ferring, and entry into a written agreement with the United States Food and Drug Administration on end points governing the clinical trial of SOD.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPTOR CORPORATION

Date: September 14, 2006	By:	/s/ Donald Fallon
Donald Fallon Chief Financial Officer